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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 29, 2005 (June 23, 2005)

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                                   ONEIDA LTD.
             (Exact name of registrant as specified in its charter)

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
                 New York                          1-5452                        15-0405700
     (State or other jurisdiction of      (Commission File Number)    (IRS Employer Identification No.)
              incorporation)


163-181 Kenwood Avenue, Oneida, New York                                          13421
(Address of principal executive offices)                                        (Zip Code)


       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  (a) On June 23, 2005, Oneida Ltd. (the "Company"), JP Morgan Chase Bank and the various lenders named in the Credit Agreement (the "Lenders") entered into an Amendment No. 4 ("Amendment No. 4") to the Second Amended and Restated Credit Agreement dated as of August 9, 2004, as amended (the "Credit Agreement"). Amendment No. 4 revises several technical aspects of the Credit Agreement's reporting requirements and deletes one of the prerequisites to a lender's assignment of its interest under the Credit Agreement.


ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS.

                  (c.)     Exhibits

                           EXHIBIT 10.1 Amendment No. 4 to the Second Amended and Restated Credit Agreement dated as of August 9, 2004, between Oneida Ltd., JP Morgan Chase Bank and the various lenders named in the
                                          Agreement. Amendment No. 4 is dated
                                          as of June 23, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ONEIDA LTD.

                                               By: /s/ ANDREW G. CHURCH
                                                   -----------------------
                                                       Andrew G. Church
                                                       Senior Vice President &
                                                       Chief Financial Officer

Dated: June 29, 2005